CONFIDENTIAL 1 Lifecore Biomedical Investor Presentation January 2022 Progress made www.lifecore.com possible (Nasdaq: LNDC)

This presentation contains forward-looking statements regarding future events and our future results that are subject to the safe harbor created under the Private Securities Litigation Reform Act of 1995 and other safe harbors under the Securities Act of 1933 and the Securities Exchange Act of 1934. Words such as “anticipate”, “estimate”, "potential," "target," “expect”, “project”, “plan”, “intend”, “believe”, “may”, “might”, “will”, “should”, “can have”, “likely” and similar expressions are used to identify forward-looking statements. All forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially, including such factors among others, as the timing and expenses associated with operations, the ability to achieve acceptance of the Company’s new products or obtain arrangements with new customers in the market place, the timing and ability to obtain regulatory approvals (including by us and our customers), government regulations affecting our business, the ability to maintain and grow existing client relationships and manage expenses, uncertainties related to COVID-19 and the impact of our responses to it. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, including the risk factors contained in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain. We do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances that may arise after the date of this presentation. Important Information Regarding Forward-Looking Statements 2

Lifecore Business Highlights Large, growing addressable markets with attractive underlying tailwinds supported by long-term customer relationships and low turnover 35+ years of exceptional quality, safety, and regulatory compliance with available capacity & state-of-the-art facilities to support future growth A leading provider of premium research grade HA with focus on complex and highly regulated products Highly experienced Lifecore management team with deep industry expertise and proven ability to execute Fully-integrated CDMO with highly differentiated capabilities for development and fill/finish of sterile, injectable-grade pharmaceutical products Aspirational goal to accelerate annual revenue growth into the mid- to high-teens based upon current pipeline characteristics and favorable industry tailwinds in the coming years Multiple levers to continue to drive long-term growth, including continued expansion and commercialization of development pipeline 3

Progress made possible

Lifecore Biomedical

To provide high quality innovative product development and manufacturing solutions for our partners, guided by our unwavering commitment to improving people's lives

Legacy	Growth
A leading supplier of pharmaceutical grade Hyaluronic acid (HA) in ophthalmology, orthopedic and veterinary medicines.	A fully integrated Contract Development and Manufacturing Organization (CDMO) assisting companies to bring new and FDA-approved injectable therapies to market.

Revenue Streams

HA Manufacturing

CDMO


23%
FY21
77%

FY21
Total Revenues: $98.1M

CDMO
~77% of Revenues

Continuing to invest in capabilities in the CDMO business to drive an acceleration in revenue growth

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Growth Strategies 5 EXPANSION OF DEVELOPMENT PIPELINE AND COMMERCIAL SERVICES TARGET INCREASING OPERATIONAL CAPACITY • Invest in people and systems to support expanded development pipeline and services • Targeted sales and marketing strategy • Identify and expand development services portfolio • Identify late phase development and new commercial opportunities • Invest in people & systems to seek to maximize efficiencies and growth potential • Advance late phase development projects through commercialization • Advance early phase projects and support commercial growth of marketed products • Support commercial growth of base business • Identify strategic adjacencies and partnerships • Target increasing operational capacity to 22 million units by FY25 and 45 million units by FY28 1. 2. St ra te gi es

1983 First commercial sales of sodium hyaluronate (HA) 1981 Lifecore initiates sodium hyaluronate (HA) production 1986 First FDA approved product with Lifecore HA 1994 First Ophthalmic Aseptic Product 2021 FDA approval of 2 products manufactured at Lifecore Progress Made Possible Leveraging over 35 years of experience to bring our customers’ innovations to market 2024 Two (2) cGMP isolator fillers anticipated to be operational enabling expanded capacity 2005 Installed first automated syringe filler 2016 First FDA Drug Approval 10M units 6 16M units 22M units 45M unitsTheoretical Filling Capacity 5M units

State-Of-The-Art Manufacturing Sites

Lifecore BIOMEDICAL

Lifecore maintains two state-of-the-art facilities to support the development and manufacturing needs of our clients



Four ISO 5 clean rooms with various fillers supported by five ISO 7 formulation rooms



Dedicated Development and Pilot Labs



Three analytical labs supporting development and commercial testing/stability

Lyman Boulevard Location
148,200 sq. ft.



Lakeview Drive Location
80,950 sq. ft.



Lifecore also has an FDA approved warehouse site with 21,400sq. ft.

Invested $100M during the past 10 years and $58M over the last 3 years (FY20-22) in capital expenditures related to innovation, product development, facilities, equipment and new capabilities for the Lifecore business

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Extensive Regulatory Systems & Excellent Quality Record • Three sites operating under cGMP and regularly inspected • World class quality system leads to excellent regulatory record • ~80 customer audit days routinely held annually QMS Multi-Regulation Compliant 35+ years of a strong track record with global regulatory bodies; regularly inspected facilities are in good standing with agencies. API Excipient Medical Devices Biologic Products Drug Products 8

Highly Differentiated End-To-End Capabilities ✔ Global leader in Hyaluronic Acid (HA) manufacturing ✔ Research grade HA available in powder form supporting standard and custom modified options ✔ Services provided from early stage through validation/qualification ✔ Services range from formulation, process development, analytical method development, engineering and validation ✔ Expertise in sterile filter and aseptically fill of custom complex solutions ✔ Capabilities include drug product formulation, sterile filter, aseptic fill, visual inspection, analytical testing and stability services ✔ Packaging services featuring automated assembly, camera verification, serialization and tracking through supply chain, QA review and lot release A Pioneer in Developing and Manufacturing Highly Complex Solutions Hyaluronic Acid Clinical Development Services Commercial Manufacturing 9

Trusted Producer of Premium Pharmaceutical Injectable Grade Hyaluronic Acid Type of HA Quality General Uses & Types of Products Barriers to Competition Pharmaceutical Injectable grade High Governed by regulatory agencies ✔Ophthalmic surgery ✔Joint Injections ✔Bone grafts ✔Intra-articular injections ✔Carrier for drugs ✔Tissue engineering High • Product specs tailored to needs of end user • Heightened quality control in US/EU markets • Regulatory barriers to change source Topical Medical grade Moderate Governed by regulatory agencies with less restrictions • Eye drops • Topical wound healing • Topical medications • Intradermal injections Moderate Cosmetic Nutraceuticals Low Limited or no regulatory agency oversight • Cosmetics, lotions, creams • Nutraceuticals, supplements Low to None Commoditized C om plexity 10

Injectable Products Lead Growth in Drug Development Market SPECIALITY SOLID SEMISOLID & LIQUID INJECTABLE $6.02 Billion Injectable segment is expected to grow at 10.5% CAGR from 2020-2025* 11 • Equipment Differentiated & Unique • High Value Molecules • Technical Expertise Required Approximate CDMO market size - $22.6 Billion* *RBC Capital Markets, CDMO Sector Perspectives, July 1, 2021

Favorable Anticipated Trends Fuel Long-Term CDMO Demand & Value for Lifecore

Lifecore BIOMEDICAL

Drug development is on the rise	High propensity to outsource manufacturing among small & mid-sized organizations	Growing injectable NDA approvals	Prefilled syringe demand is outpacing the injectable market *(Pharmaprojects® January 2019)*	Demand for specialized CDMO vial & syringe capacity
+6% CAGR*	**+75% of Total Approvals****	**55% of all drugs in development are injectables**	**+13% Anticipated CAGR*****	**90-132****** Estimated new approvals of injectable therapies received by CDMOs between 2018 - 2023 **75-100M units****** Anticipated incremental demand for specialized therapies in vials and syringes between 2019 and 2023

Lifecore is in a strong position to accelerate growth

*(Pre-Clinical; Phase 1-3) 2008 – 2019 - William Blair, Pharmaceutical Outsourcing & Service Report. April 2020

**(Finished dose outsourced by small and mid-sized pharma) William Blair, Pharmaceutical Outsourcing & Service Report. April 2020 (Pharma size defined in revenues as follows: Small <$2.5Bn, Mid: >$2.5Bn & <$10Bn, Large: >$10Bn)

*** Pharmaprojects® (January 2019 - 2023, as compared to injectable demand of +10%)

****GlobalData PharmSource Report: Demand and Supply for Contract Manufacturing of Injectable Drugs Through 2023

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Long-Term, Blue Chip Customer Base Blue-chip customer base spans: Customers choose Lifecore: • Supports all phases of development and commercial lifecycle • Strong capabilities in manufacturing and supplying pharmaceutical-grade HA in bulk form and injectables • Technical expertise in high viscous solutions and infrastructure to support development of drugs, biologics, medical devices and combination products • Proven demonstration of sophisticated quality systems with a clean history • 13 commercial customers – global and emerging biopharma and biotech companies • 26 commercial products • Lifecore continues to expand its presence in the CDMO marketplace by utilizing its specialized capabilities to seek to partner with biopharma and medical device companies Customer 5 Customer 4 Customer 3 Customer 2 Customer 1 39 Years 5 Years 28 Years 18 Years 22 Years Top 5 Revenue Customers 13

Managing Our Pipeline

Lifecore BIOMEDICAL

23 Projects* currently in various phases of development

Project Lifecycle


Preclinical
Phase 1
Phase 2
Phase 3
Registration
Commercial
CDMO Revenue Opportunities
Proof of Concept
Early Phase: 5 Projects
Development
Mid Phase: 8 Projects
Scale-Up
Late Phase: 10 Projects
Commercial Manufacturing
Currently Manufacture 26 Commercial Products

Lifecore can address customers' entire development and commercial lifecycle

*Projects are defined as individual drugs or devices for which Lifecore provides manufacturing services

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Our Existing Project Breakdown Proof of Concept Development Development Scale-up Number of Projects 5 8 10 Anticipated Remaining Time to Commercialization* 3-10 years 2-8 years 1-4 years Therapeutic Area Ophthalmic, Metabolic disorders, Non-Opioid Pain Ophthalmic, Non-Opioid Pain, Aesthetic, Orthopedic, Oncology Ophthalmic, Respiratory, Veterinary, Non-Opioid Pain Drug or Device 3 Drugs, 2 Devices 6 Drugs, 2 Devices 7 Drugs, 3 Devices Customer Type 4 Large Pharma, 1 Small 1 Large Pharma, 1 Medium, 5 Small 1 Large Pharma, 1 Medium, 5 Small HA & Non HA 4 HA, 1 Non HA 6 HA, 2 Non HA 5 HA, 5 Non HA 15 * Anticipated remaining time to commercialization may be impacted by but not limited to such factors as regulatory timing, FDA approvals, contract negotiations, and capacity limitations. In addition, customers can elect not to pursue a relationship with Lifecore at any time during that process.

Revenue Potential of Scale-up Late-phase Projects Annual Product Revenue Potential # of Projects Annual Target Revenue Opportunity >$10 million 3 $30 – $75 million $5 – $10 million 2 $10 – $20 million <$5 million 5 $5 – $25 million 16 Note: Projects noted above are anticipated to commence between 1 and 4 years. The commercialization of these projects are subject to numerous conditions which may impact the timing and ultimate revenue generation for Lifecore.

Revenue ($ in millions) EBITDA Long History of Stable, Sustainable Growth in Commercial Revenue & EBITDA Attractive EBITDA margin profile with room for expansion as capacity utilization increases $40.4 $50.5 $59.4 $65.4 $75.9 $85.8 $98.1 FY15 FY16 FY17 FY18 FY19 FY20 FY21 *Temporary COVID impact 28.1% 27.6% 26.7% 26.7% 23.4%* 25.0%25.0% 17.6% 10.1% 16.1% 13% 14.3% 15.1%YoY Growth %: EBITDA Margin %: ($ in millions) $6.1 $14.2 $16.4 $17.5 $20.3 $20.1 $24.5 FY15 FY16 FY17 FY18 FY19 FY20 FY21 17

Plan to Increase Operational Capacity by FY25 0 5 10 15 20 25 FY21 FY25 Illustrative Capacity Growth: Near-Term Opportunity to Drive Capacity Utilization and Higher Fill Rates Units Filled (FY21 Actual; FY25 Target) C ap ac ity (M illi on s of u ni ts ) +100% vs. FY21 2. Theoretical target capacity of 22 million units represents fully staffed equipment capacity that is in place today 3. Current operational capacity of 10 million units which represents available capacity that is managed against known demand; seek to maintain utilization rates of ~80% of operational capacity Will require continued investment to build operational capacity to meet demand 1.Theoretical Capacity Operational Capacity 18 Available Capacity to Drive Growth

Our FY22 Outlook Guidance: FY22 vs FY21 $105mm - $108mm +7% - 10% $26mm - $27mm +6% - 10% Key Drivers & Activity 2. Expansion of the development project pipeline 3. Anticipated initial commercial revenues from ZYNRELEF® product 4. $32 million of anticipated capital investment in FY22 1. Investments in P&L (sales and marketing, development activities and resources) Revenue: EBITDA: 19 Aspirationally, Lifecore is looking to accelerate annual revenue growth into the mid- to high-teens, based on the current pipeline characteristics and industry tailwinds, in the coming years

Meet the Lifecore Team

Highly Experienced Management Team with Deep Industry Expertise & Proven Ability to Execute











Name	James Hall	John Morberg	Jackie Klecker	Darren Hieber	Rick Sitarz	Kipling Thacker, PhD	Scott Collins	Kara Morley	Steve Laninga
Position	President, Lifecore	CFO	VP and General Manager	VP of Corporate Development & Partnerships	VP of Commercial Development	Chief Scientific Officer and VP	VP of Finance	VP of Human Resources	VP of Operations
Joined Lifecore	1999	2021	2001	2021	2015	1981	2001	2021	2020
Years of Experience	30+	30+	30+	20+	20+	40+	20+	20+	20+
Prior Experience	Served in various roles at Lifecore including VP and General Manager and VP of Operations	Serves as Landec CFO Previously served in executive roles as CEO, CFO, General Counsel and Board Member of public and private companies	Served in various roles at Lifecore surrounding Quality Assurance and Regulatory Affairs	Previously served as VP of Business Development, Drug Product at Catalent	Previously served as VP of Peripheral Interventions Marketing at Boston Scientific	Co-inventor of Lifecore's HA fermentation and mfg. process Previously served as Director of New Business Development at Lifecore	Previously served as Senior Director of Finance and Controller at Lifecore	Previously served as VP of Human Resources at Werner Electric	Previously served as VP of Operations and Site Lead at Perrigo

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Lifecore Business Highlights Large, growing addressable markets with attractive underlying tailwinds supported by long-term customer relationships and low turnover 35+ years of exceptional quality, safety, and regulatory compliance with available capacity & state-of-the-art facilities to support future growth A leading provider of premium research grade HA with focus on complex and highly regulated products Highly experienced Lifecore management team with deep industry expertise and proven ability to execute Fully-integrated CDMO with highly differentiated capabilities for development and fill/finish of sterile, injectable-grade pharmaceutical products Aspirational goal to accelerate annual revenue growth into the mid- to high-teens based upon current pipeline characteristics and favorable industry tailwinds in the coming years Multiple levers to continue to drive long-term growth, including continued expansion and commercialization of development pipeline 21

Investment Highlights CONFIDENTIAL 22 Thank You CONFIDENTIAL Progress made www.lifecore.com possible